UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2003

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  Exhibits


          The following exhibit is filed herewith:

     EXHIBIT NO.                     DESCRIPTION
     -----------                     -----------

     99.1 - Transcript of Conference call held by Concurrent Computer Corporation on August 21, 2003.


ITEM 12.  Results  of  Operations  and  Financial  Condition.

     On August 21, 2003, Concurrent Computer Corporation held a conference call reporting financial results for the quarter ended June 30, 2003 and for the year ended June 30, 2003. A copy of this exhibit is being furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

     Concurrent Computer Corporation uses net loss charges including restructuring charges, tax settlement charges and impairment charges as an operating measure. Concurrent Computer Corporation reports net loss and operating expenses excluding certain non-recurring items as an alternative financial measure of core operating performance. Concurrent's management believes that the net loss and operating expenses excluding certain non-recurring charges provide meaningful supplemental information regarding Concurrent's core operating results because amounts are excluded that are not necessarily related to Concurrent's core operating results. Concurrent's management refers to these measures excluding certain non-recurring charges in assessing the performance of Concurrent's ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management's internal comparisons to Concurrent's historical operating results. In addition, Concurrent has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Concurrent believes that the most directly comparable GAAP financial measures to net loss and operating expenses excluding certain non-recurring charges are the lines on Concurrent's consolidated statements of operations entitled "net loss" and "total operating expenses" respectively. Concurrent also discusses net loss excluding certain non-recurring charges on a per share basis.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  August 28, 2003.

                                    CONCURRENT COMPUTER CORPORATION



                                    By:  /s/  Steven R. Norton
                                       -------------------------------------
                                       Steven R. Norton
                                       Executive Vice President, Chief Financial
                                         Officer and Secretary




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
                                  EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1 Transcript of Conference call held by Concurrent Computer Corporation on August 21, 2003.




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